UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2008

LAKE AREA CORN PROCESSORS, LLC

(Exact name of small business issuer as specified in its charter)

South Dakota	000-50254	46-0460790
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

46269 SD Highway 34
P.O. Box 100
Wentworth, South Dakota 57075

(Address of principal executive offices)

(605) 483-2676

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On or about December 27, 2008, the registrant plans to send a letter to its current members indicating that the registrant is pursuing an exempt private offering of up to $5,000,000 in debt securities to accredited investors.  The registrant anticipates using the proceeds for general company purposes.  The letter indicates that the registrant’s current members who qualify as accredited investors can request further information regarding the proposed offering from the registrant.  These securities have not been registered under the Securities Act of 1933 and may not be sold in the United States absent registration or an applicable exemption from the registration requirement of the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKE AREA CORN PROCESSORS, LLC

December 26, 2008	/s/ Scott Mundt
Date	Scott Mundt, Chief Executive Officer